Exhibit 10.9 Execution Version FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 5, 2020 (this “Agreement”), among Aspen Technology, Inc. (the “Borrower”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), which shall amend that certain Amended and Restated Credit Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”) among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Each capitalized term used but not defined herein shall have the meaning specified in the Credit Agreement. W I T N E S S E T H: WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, any provision of the Credit Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, (A) such amendment does not adversely affect in any material respect the rights of any Lender or (B) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; WHEREAS, each of the Borrower and the Administrative Agent have jointly identified an ambiguity, omission, defect or inconsistency in Section 6.01(g) of the Credit Agreement, which provides that Indebtedness may be incurred by the Borrower or a Subsidiary so long as, at the time of incurrence of such Indebtedness, the Leverage Ratio, calculated on a Pro Forma Basis as of the date of incurrence thereof, is not in excess of 3.00 to 1.00, whereas such Leverage Ratio is intended to match the Leverage Ratio set forth in Section 6.13 of the Credit Agreement; WHEREAS, the Administrative Agent and the Borrower are entering into this amendment to cure such ambiguity, omission, defect or inconsistency, and that sure cure is consistent with the organizational materials prepared for the Lenders on October 22, 2019 and therefore does not adversely affect in any material respect the rights of any Lender; NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), Section 6.01(g) of the Credit Agreement is hereby amended by replacing the reference therein to “3.00 to 1.00” with the following: “3.5 to 1.0 (or, during a Leverage Specified Period, 4.00 to 1.0)”. SECTION 2. Conditions to Effectiveness. This Agreement shall become effective on the first date on which each of the following conditions has been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”): (a) The Administrative Agent (or its counsel) shall have received from the Borrower either (i) a counterpart of this Agreement duly executed by such party or (ii) written evidence

2 reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission (e.g., “pdf” or “tif” via electronic mail) of a signed signature page (whether signed manually or electronically) of this Agreement) that such party has signed a counterpart of this Agreement; and (b) The Lenders shall have received at least five Business Days’ prior written notice of this Agreement and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to this Agreement. SECTION 3. Representations and Warranties. The Borrower hereby represents to the Administrative Agent and each Lender, as follows: (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) on the date hereof and as of the Amendment Effective Date, after giving effect to this Agreement, as though made on and as of such dates (except to the extent any such representation or warranty specifically relates to an earlier date in which case such representation and warranty shall be accurate in all material respects as of such earlier date); (b) on the date hereof and as of the Amendment Effective Date, no event has occurred and is continuing, or would result therefrom, that constitutes a Default or an Event of Default. SECTION 4. Effect on the Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Agreement. (b) Upon the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement. (c) Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. (d) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document. SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. (a) This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions

3 contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts and agrees that all claims in respect of any action, litigation or proceeding may be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each party hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action, litigation or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in this paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5. SECTION 6. Amendments; Execution in Counterparts; Electronic Signatures. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. (b) The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal

4 effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart. [Remainder of page intentionally left blank.]

DocuSign Envelope ID: 7C02BE91-9DDD-4883-B59B-116A0A6789A5 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. ASPEN TECHNOLOGY, INC. By: Name: Karl E. Johnsen Title: Senior Vice President and Chief Financial Officer [First Amendment – Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender By: Name: MARIA RIAZ Title: VICE PRESIDENT [First Amendment – Signature Page]